EXHIBIT 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the filing of the Annual Report of Sonida Senior Living Corporation (the “Company”) on Form 10-K for the twelve months ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly S. Lody, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KIMBERLY S. LODY
Kimberly S. Lody
President, Chief Executive Officer and Director
(Principal Executive and Financial Officer)
April 15, 2022